                                                                  EXHIBIT 99.m13

                     AMENDMENT NO. 4 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN
                                       OF
                      AMERICAN CENTURY CALIFORNIA TAX-FREE
                               AND MUNICIPAL FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                                     A CLASS

     THIS  AMENDMENT NO. 4 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES  PLAN is made as of the 1st day of May, 2005 by each of the above named corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall  have  the  meaning  ascribed  to  them  in the  Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual  Shareholder  Services  Plan  dated  September  3,  2002 and  amended
February 27, 2004, September 30, 2004 and November 17, 2004 (the "Plan"); and

     WHEREAS,  American  Century  Investment  Trust  has  added  a  new  series,
Inflation  Protection Bond Fund (the "New Fund"), for which the Fund's board has established an A class of shares; and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Fund;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. American Century  Investment Trust.  hereby adopts the Plan on behalf of the New Fund, in accordance  with Rule 12b-1 under the 1940 Act and on the terms and conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

                                       1

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 4.

     4. In the event of a conflict between the terms of this Amendment No. 4 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 4 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 4 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 4 as of the date first above written.

                            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                            AMERICAN CENTURY INVESTMENT TRUST
                            AMERICAN CENTURY MUNICIPAL TRUST
                            AMERICAN CENTURY MUTUAL FUNDS, INC.
                            AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                            BY: /s/ Charles A. Etherington
                                -------------------------------------------
                                Charles A. Etherington
                                Vice President of each of the Issuers

                                       2

                                   SCHEDULE A

                         SERIES OFFERING A CLASS SHARES

SERIES                                                   DATE PLAN EFFECTIVE
------                                                   -------------------

American Century California Tax-Free And
Municipal Funds
>>California High-Yield Municipal Fund                    September 3, 2002

American Century Investment Trust
>>Prime Money Market Fund                                 September 3, 2002
>>Diversified Bond Fund                                   September 3, 2002
>>High-Yield Fund                                         September 3, 2002
>>Inflation Protection Bond Fund                          May 1, 2005

American Century Municipal Trust
>>High-Yield Municipal Fund                               September 3, 2002
>>Arizona Municipal Bond Fund                             February 27, 2004
>>Florida Municipal Bond Fund                             February 27, 2004

American Century Mutual Funds, Inc.
>>Select Fund                                             September 3, 2002
>>New Opportunities II Fund                               September 3, 2002
>>Large Company Growth Fund                               September 3, 2002
>>Capital Growth Fund                                     February 27, 2004
>>Fundamental Equity Fund                                 November 17, 2004

American Century World Mutual Funds, Inc.
>>International Growth Fund                               September 3, 2002

American Century Capital Portfolios, Inc.
>>Large Company Value Fund                                September 3, 2002
>>Value Fund                                              September 3, 2002

American Century Strategic Asset Allocations, Inc.
>>Strategic Allocation: Aggressive Fund                   September 30, 2004
>>Strategic Allocation: Moderate Fund                     September 30, 2004
>>Strategic Allocation: Conservative Fund                 September 30, 2004

By:   /s/ Charles A. Etherington
      -----------------------------------------------
Name:  Charles A. Etherington
Title: Vice President
Date:  May 1, 2005

                                      A-1